Exhibit 99.2

Supplemental Operating and Financial Data Roseland Residential Platform Third Quarter 2015

2 Monaco (operating) Marbella (operating) URL® Harborside – I (in-construction) San Remo (future development) Marbella 2 (in-construction) Jersey City Waterfront

Portside at Pier One RiverTrace at Port Imperial URL® Harborside Index Roseland and Portfolio Overview Company Overview Geographic Summary NAV Breakdown Financial Schedules Operating & Lease-Up Communities Subordinated Interest Communities In-Construction Communities Predevelopment and Future Communities Capitalization Highlights 2016 Highlights The Chase at Overlook Ridge 3 3Q 2015

Roseland and Portfolio Overview 3Q 2015

Roseland Overview- The Company Roseland, Mack-Cali’s platform for its expansion into the Residential sector, is a premier full-service residential and mixed-use developer in the Northeast with an industry-leading reputation for successful conception, execution, and management of Class A residential developments Roseland’s scalable and integrated business platform oversees the Company’s operating and in-construction assets, geographically desirable land portfolio, sourcing of new development and acquisition opportunities, and repurposing activities of Mack-Cali’s office holdings Roseland’s portfolio is at the forefront of characteristics supportive of market-leading valuations: (i) top in market rents (ii) young average building age (iii) geographically concentrated exclusively in the Northeast Roseland executive leadership, a cohesive unit since 2003, has an average experience of 17 years at Roseland and 26 years in the industry: Marshall Tycher President Andrew Marshall Chief Operating Officer, EVP Ivan Baron Chief Legal Counsel, SVP Bob Cappy Chief Financial Officer, SVP Gabriel Shiff Chief Investment Officer, SVP Brenda Cioce President, Roseland Residential Services 5 3Q 2015

Roseland Overview- 3Q Highlights

- Initiated the formation of Roseland Residential Trust (RRT), a private REIT owned by Mack-Cali dedicated to execution of the Residential growth strategy. REIT formation is scheduled for completion in November

- Commenced construction on three developments comprised of 893 apartments/keys:

Project	Location	Apts/ Keys	Ownership	Total Costs	Projected Stabilized NOI	Projected Stabilized Yield
Port Imperial Hotel	Weehawken, NJ	364	90%	$129,600	$13,000	10.03%
Worcester – I	Worcester, MA	237	100%	59,290	3,736	6.30%
Chase II at Overlook Ridge	Malden, MA	292	100%	74,360	4,795	6.45%
Total		**893**		**$263,250**	**$21,531**	**8.18%**

- Stabilized the 176 apartment Portside at Pier One in East Boston

- Construction activities included:
  - Topping-off the 763 apartment URL® Harborside in Jersey City, NJ
  - Completing the second of the Port Imperial parking garages with 775 spaces (opened October 2015)
  - Continued construction on Quarry Place in Tuckahoe, NY (108 apartments) and Marbella 2 in Jersey City, NJ (311 apartments)

- Reached an agreement to acquire partner interest in The Chase at Overlook Ridge – I. Based on project valuation of $104 million, the acquisition price for the partner's interest is approximately $40 million
  - Through placement of acquisition financing and harvesting of in-place promote value, Roseland will recognize initial returns on its levered $20 million investment of approximately 14% (closing scheduled for November 2015)

Note: Includes event subsequent to quarter-end.

ROSELAND
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

3Q 2015 6

Roseland Overview- Strategic Objectives Consistent with past practices and our reputation, we plan to construct the finest residential portfolio in the Northeast focused on transit-based locations – maintaining the highest quality performance as compared to publically-traded comparables Our future development is substantially (over 70%) in communities where we have developed before, or more specifically adjacent to existing developments. This allows us to have intimate knowledge on operating expenses and construction costs, and most importantly, achievable rent thresholds. We believe this dramatically reduces our construction risk Our market knowledge, coupled with our low land costs and well-positioned holdings, will provide above average returns Our portfolio growth will be focused around the following principal locations: Hudson Waterfront: Jersey City and Port Imperial Boston Region Suburban New York/New Jersey Washington, DC Philadelphia Region Our portfolio growth will include the highly accretive repurposing of non-strategic Mack-Cali office holdings (approximately 10 are active) to residential use (see Repurposing Candidates herein) 7 3Q 2015

We have a target portfolio of approximately 15,000 operating and in-construction apartments by year-end 2018, to be primarily achieved through development and repurposing activities from Roseland’s valuable land portfolio (no additional acquisitions required) Further, as we have done over the last few years, we will seek to maximize ownership and economic participation on future communities, while evaluating conversions of existing subordinated interests Roseland Overview- Strategic Objectives 8 Portfolio Ownership (Units) Portfolio Ownership (Cash Flow Contribution) 3Q 2015

As of September 30, 2015, Roseland had a current portfolio (excluding communities under third party management) of: Roseland envisions significant cash flow and value creation growth through the production of its future development portfolio with a target of approximately 15,000 operating and in-construction apartments by year-end 2018 * Includes development potential from office holdings transferred upon formation of RRT. Portfolio Overview- Highlights Classification Operating Communities Subordinated Interests In-Construction Communities Predevelopment and Future Communities * Total Apartments 2,618 3,026 2,075 10,901 18,620 9 3Q 2015

Portfolio Overview-
Hudson Waterfront (Jersey City)



URL® Harborside

- In addition to Mack-Cali's dominant office presence, Roseland is one of the leading owners and developers in the growing Jersey City market. Portfolio highlights include:

Project	Overview	Apts.	NAV ($M)
URL® Harborside I (In Construction)	An 85% controlling interest in the 763 apartments, 69-story tower, URL development that topped-off in 3Q 2015 and will deliver units in 4Q 2016. We expect to produce NOI, including the sale of our tax credits, in excess of $21 million.	763	$170
Marbella 1 and 2 (In Construction & Operating)	A 24.27% subordinated interest in the stabilized 412 apartment Marbella, with a sizable NAV of approximately $27 million.		
	A 24.27% joint venture interest in the 311 apartment Marbella 2, a 38-story tower that will deliver initial apartments in 1Q 2016. Projected NOI of approximately $8.5 million.	723	54
Additional Interests	Monaco (Operating): A 15% subordinated interest in the 523 apartment tower.	523	10
	San Remo (Future): A 33.3% joint venture interest to develop 250 apartments adjacent to Monaco.	250	1
	Harborside URL II and III (Future): Fully entitled land to develop approximately 1,500 apartments in two towers subject to the same development agreement as Harborside I.	1,500	64
	Liberty Landing (Future): Development rights to build 850 apartments near the Jersey City Medical Center. Current ownership 50%.	850	0
	Harborside Plazas 8 and 9 (Future): Development potential of approximately 1,600 units on the waterfront. Current ownership 50%.	1,600	40
	Total	6,209	$339

ROSELAND
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

3Q 2015

10

Portfolio Overview-
Hudson Waterfront (Port Imperial)



Port Imperial Masterplan

- Roseland is the master developer of Port Imperial, a 200-acre master planned community on the Hudson River directly across from midtown Manhattan in the townships of Weehawken and West New York. Roseland's interests in Port Imperial are comprised of:

Project	Overview	Apts.	NAV ($M)
RiverTrace, RiversEdge, RiverParc (Operating)	Subordinated interests in these three communities totaling 832 apartments. The communities were completed from 2009 (RiversEdge) to RiverParc which is finalizing its lease-up – currently at 83.2%.	832	$17
Port Imperial Hotel (In-Construction)	In 3Q 2015, Roseland commenced construction on a dual flag (Renaissance and Residence Inn) 364-key hotel. The hotel will be situated in the heart of Port Imperial, will have significant capacity for food and beverage, and will be a cornerstone amenity for the Port Imperial community. Roseland's ownership is 90%.	364	63
Port Imperial Garages (Operating)	Roseland developed two garages at Port Imperial to unlock the development potential of the previous surface parking lots. The primary demand driver for these garages is commuter parking, though the 4/5 garage will also serve as the foundation and parking for the recently started Port Imperial Hotel.	n/a	32
Additional Interests	Port Imperial North (Future): In joint venture with Prudential, Roseland has four planned residential developments representing approximately 1,200 fully entitled apartments.	1,199	6
	Port Imperial South (Future): In joint venture with the Imperatore Family, Roseland has five planned residential developments representing 1,126 fully entitled apartments and an office parcel for 290,000 square feet. The next projected start is Building 11 in 4Q 2015.	1,126	22
	Retail (Operating): Roseland has a series of ground floor retail condominium interests.	n/a	5
	Total	**3,521**	**$145**

ROSELAND
BUILDING VISIONARY LIFESTYLE

3Q 2015 11

Portfolio Overview-
Boston Region



Overlook Ridge Masterplan

- Roseland has significant investments in the greater Boston marketplace highlighted by its investment in the Overlook Ridge masterplan community located off Route 1, 5-miles north of Boston.

Project	Overview	Apts.	NAV ($M)
Alterra at Overlook Ridge (Operating)	A 100% interest in 722 stabilized apartments currently undergoing repositioning. The unencumbered communities were acquired for $149.2 million and have a projected post-renovation NOI of $8.9 million.	722	$167
Chase I and Chase II at Overlook Ridge (Operating & In-Construction)	A 50% subordinated interest in the stabilized 371 apartments Chase I (subsequent to quarter end, Roseland reached an agreement to acquire joint venture partner's interest).		
	A 100% interest in the 292 apartment Chase II which commenced construction in 3Q 2015. Projected combined NOI of $10.2 million.	663	58
Portside at Pier One (Operating & In-Construction)	A development site directly across from downtown on the East Boston waterfront. To date, Roseland has a subordinated interest in the recently stabilized 176 apartment Phase I (NAV of $4 million), is preparing construction for the 296-unit Phase II, and has future development rights for 160 units on the pier.	632	4
Additional Interests	Andover (Operating): A wholly-owned unencumbered 220 apartment community undergoing repositioning.	220	44
	Worcester (In Construction & Future): A recently commenced development (Phase I - 237 apartments) in the heart of Worcester, representing the residential revitalization of downtown. The 128 units of Phase II will commence construction in the future. Roseland owns 100% of Worcester.	365	28
	Overlook Ridge (Future): A wholly-owned unencumbered interest to develop an additional 742 apartments and ancillary commercial uses.	742	29
	Total	**3,344**	**$330**

3Q 2015

12

Portfolio Overview- Suburban NY/NJ



Epstein's Redevelopment

- Roseland's presence in these markets is comprised of owned communities, in-construction projects, and multiple future development opportunities.

Project	Overview	Apts.	NAV ($M)
Park Square and Riverwatch (Operating)	Roseland acquired these communities located in Rahway (159 apartments) and New Brunswick (200 apartments), and are executing a repositioning on Riverwatch. The acquired communities have a projected post-renovation combined NOI of $4.5 million.	359	$66
Quarry Place at Tuckahoe (In-Construction)	Roseland is in construction on this 108 apartment community located in Tuckahoe in the high-barrier-to-entry lower Westchester County. We own a 76.25% consolidated interest and anticipate initial deliveries in Q2 2016.	108	36
RiverPark at Harrison (Operating)	Located on the waterfront in Harrison, NJ, the 141 apartments community recently achieved stabilization. Roseland has a 45% joint venture interest.	141	6
Epstein's Redevelopment (Operating & Future)	Roseland, the master developer of the Epstein site on the Green in Morristown, has a subordinated interest in the Metropolitan and Shoppes at 40 Park, and is preparing for a construction start for the 59 apartment Lofts in 2016.	189	2
Additional Interests	Roseland's holdings in New Jersey also include a subordinated interest in Estuary on the Weehawken waterfront (582 units), a series of repurposing candidates, and contract rights near the Freehold Raceway Mall (400 units).	982	6
	Total	1,779	$116

ROSELAND
BUILDING VISIONARY LIFESTYLE

3Q 2015

13

Portfolio Overview-
Washington, DC and Philadelphia



Station House Lobby

- Roseland has two major investments inside the Beltway of Washington, DC, Station House, and Crystal House, and other valuable holdings within the region:

Project	Overview	Apts.	NAV ($M)
Station House (Operating)	Roseland acquired a 50% interest in Station House for $46.5 million. The development, with a projected stabilized NOI of $11.3 million, is current leasing up with an expected stabilization date within six months.	378	$70
Crystal House (Operating & Future)	In joint venture with UBS, Roseland acquired a 25% interest in the 828 apartment Crystal House. The venture embarked on a $30 million repositioning plan to modernize the common amenities and units. To date, $15.8 million has been spent on renovation and capital expenditures.	828	27
	In joint venture with UBS, Roseland also acquired a 50% interest in the next phases of the Crystal House community including approximately 550 apartments. Predevelopment activities have commenced on the projected 2016 construction start of 252 apartments.	550	8
Philadelphia Interests	Conshohocken: Roseland acquired a parcel for the development of 294 apartments along the Conshohocken waterfront.	294	14
	Other: Roseland is in negotiation to acquire a 275 apartment development in Center City and is finalizing approvals for a repurposing development in Bala Cynwyd (see Repurposing Candidates)	n/a	n/a
	Total	**2,050**	**$119**

ROSELAND
BUILDING VISIONARY LIFESTYLE

3Q 2015

14

Portfolio Overview- Repurposing Candidates Roseland has been actively repurposing select Mack-Cali office holdings, with the first anticipated construction start in 4Q 2015 and two starts in 2016. Roseland is actively seeking approvals on multiple additional potential developments We anticipate material value creation through our repurposing exercises. For example, the value creation in Short Hills is: Current office value book basis: $4.1 million Via the rezoning process, Roseland has received approvals for the repurposing of 233 Canoe Brook Road and portions of 150 JFK Parkway surface parking, for: 200 apartments (170 market-rate) and 225 hotel keys The development will require the construction of a garage for displaced surface parking at an approximate cost of $7 million – combined effective basis: $11 million As approved, the estimated value of the land is now: $26 million (net ~$15 million) The combined features of the hotel, luxury multifamily, and 255,000 Class A office will be one of the finest mixed-use developments in the region 15 Short Hills, NJ Apts: 200 Target Start: 2016 Morris Plains, NJ Apts: 188 Target Start: 2015 Bala Cynwyd, PA Apts: 207 Target Start: 2016 Total Units 595* NAV ($M) $27 Note: Excludes 225 approved hotel keys. 3Q 2015

Portfolio Overview NAV Breakdown As reflected below, primary contributors to Roseland’s approximate $1+ billion NAV are: Ownership Structure: Predominantly consolidated and joint venture interests Location: Geographically concentrated in Hudson Waterfront and Greater Boston markets 16 3Q 2015 Note: The Suburban NY/NJ region includes Roseland’s interest in Lincoln Harbor and repurposing candidates in that region. Apts/Keys NAV % Operating Communities Consolidated / Wholly Owned 1,301 $280,619 27% Joint Venture 1,317 102,973 10% Subordinate Interests 3,026 79,490 8% Subtotal - Operating Communities (1) 5,644 $463,082 44% In-Construction Communities Consolidated / Wholly Owned 1,001 $203,409 19% Joint Venture 1,074 196,533 19% Subtotal - In-Construction Communities 2,075 $399,942 38% Future Development Jersey City Developments 4,200 $104,010 10% Port Imperial Developments 2,172 37,644 4% Other Land / Platform 4,529 100,060 10% Subtotal - Future Development 10,901 $241,714 23% Equity to Complete In-Construction / Renovations (58,098) -6% Total Net Asset Value 18,620 $1,046,640 100% (1) Based on average capitalization rate of 4.77%.

Financial Schedules 3Q 2015 17

Financial Highlights- Operating & Lease-Up Communities As of September 30, 2015, Roseland had: Wholly owned or joint venture interest in 2,240 stabilized operating apartments and 378 lease-up apartments The stabilized portfolio had a leased percentage of 95.5%, compared to 96.5% in 2Q The lease-up portfolio had a leased percentage of 56.9%, compared to 40.5% in 2Q (representing leasing achievement of 62 apartments) Approximately 2,000 units are undergoing strategic repositioning (e.g.. Alterra at Overlook Ridge) We envision stabilization of and meaningful FFO contribution from Station House in Washington, DC in 2016 18 3Q 2015

Financial Highlights- Operating Communities

Operating Communities	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased Q3 2015	Percentage Leased Q2 2015	Average Revenue Per Home Q3 2015	Average Revenue Per Home Q2 2015	NOI Q3 2015	NOI Q2 2015	NOI YTD
							Operating Highlights						
Consolidated													
Alterra at Overlook Ridge [1]	Revere, MA	100.00%	722	663,139	918	2008	98.1%	97.1%	$1,790	$1,709	$2,100	$1,937	$5,967
Park Square	Rahway, NJ	100.00%	159	184,957	1,163	2009	96.9%	98.1%	2,137	2,130	508	510	1,503
Riverwatch [1] [4]	New Brunswick, NJ	100.00%	200	147,852	739	1997	95.5%	99.2%	1,683	1,640	65	502	1,041
Andover Place [1]	Andover, MA	100.00%	220	178,101	810	1989	98.2%	98.6%	1,413	1,373	372	387	1,136
Consolidated		**100.00%**	**1,301**	**1,174,049**	**902**		**97.6%**	**97.8%**	**$1,752**	**$1,694**	**$3,045**	**$3,336**	**$9,647**
Joint Ventures													
Crystal House [1][2]	Arlington, VA	25.00%	798	740,941	928	1962	91.6%	94.0%	$1,801	$1,781	$2,363	$2,578	$7,409
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	98.6%	99.3%	$2,044	NA	$385	$37	$313
Joint Ventures		**28.00%**	**939**	**866,439**	**923**		**92.7%**	**94.8%**	**$1,801**	**$1,781**	**$2,066**	**$2,196**	**$6,343**
Total Residential - Stabilized		**69.82%**	**2,240**	**2,040,488**	**911**	**1997**	**95.5%**	**96.5%**	**$1,773**	**$1,730**	**$5,111**	**$5,532**	**$15,990**
Lease-up													
Station House	Washington, DC	50.00%	378	290,348	768	2015	56.9%	40.5%			$60	($298)	($338)
Lease-up		**50.00%**	**378**	**290,348**	**768**		**56.9%**	**40.5%**	**NA**	**NA**	**$60**	**($298)**	**($338)**
Total Residential - Operating Communities (3)		**66.96%**	**2,618**	**2,330,836**	**890**	**1999**	**NA**	**NA**	**NA**	**NA**	**$5,171**	**$5,234**	**$15,652**
Commercial			**Parking Spaces**										
Port Imperial Garage I	Weehawken, NJ	43.75%	800	320,426		2013	NA	NA			$574	$506	$1,493
Port Imperial Retail I	Weehawken, NJ	43.75%		16,736		2013	52.2%	52.2%			(46)	(26)	(98)
Total Commercial Communities		**43.75%**	**800**	**337,162**			**52.2%**	**52.2%**	**NA**	**NA**	**$528**	**$480**	**$1,395**

Notes:
(1) Assets targeted for or currently undergoing repositioning.
(2) Unit count excludes 30 apartments offline until completion of all renovations.
(3) Excludes approximately 39,310 SF of ground floor retail.
(4) NOI was impacted in Q3 by a significant tax increase which we are actively appealing.

ROSELAND
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

3Q 2015

19

Financial Highlights-
Subordinated Interest Communities

- As of September 30, 2015, Roseland had:
  - Subordinated interests in 2,570 stabilized operating apartments and 456 lease-up apartments
  - The stabilized portfolio had a leased percentage of 98.0%, compared to 98.5% in 2Q
  - The lease-up portfolio had a leased percentage of 89.0%, compared to 69.3% in 2Q (representing leasing achievement of 90 apartments)
- Roseland is strategically evaluating converting its promoted interests via disposition, acquisition or ownership buy-ups. Examples include:
  - Morristown Train Station: In 2Q 2015, Roseland sold its interest for $6.4 million, representing an approximate 4.5% cap rate valuation
  - The Chase at Overlook Ridge - I: Subsequent to quarter-end, Roseland reached an agreement to acquire its JV partner's interest. By utilizing our in-place promoted interest, the valuation approximates to a 5.75% capitalization rate. With the placesment of acquisition financing, Roseland will recognize immediate levered returns on capital in excess of 14%
- Roseland has not formed a subordinated interest JV in nearly three-years, nor will it use this ownership structure on future developments

ROSELAND
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

3Q 2015 20

Financial Highlights-
Subordinated Interest Communities

							Operating Highlights						
	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased Q3 2015	Percentage Leased Q2 2015	Average Revenue Per Home Q3 2015	Average Revenue Per Home Q2 2015	NOI Q3 2015	NOI Q2 2015	NOI YTD
Residential - Stabilized [1]													
Marbella	Jersey City, NJ	24.27%	412	369,515	897	2003	96.8%	99.5%	$3,058	$2,965	$2,435	$2,382	$7,190
Monaco	Jersey City, NJ	15.00%	523	475,742	910	2011	98.1%	98.3%	3,426	3,305	3,638	3,453	10,472
RiversEdge at Port Imperial	Weehawken, NJ	50.00%	236	214,963	911	2009	98.7%	97.0%	2,957	3,017	951	1,025	3,149
RiverTrace at Port Imperial	Weehawken, NJ	25.00%	316	295,767	936	2014	97.5%	98.7%	3,055	2,924	1,672	1,575	4,946
The Estuary	Weehawken, NJ	7.50%	582	530,587	912	2014	98.8%	98.6%	2,883	2,907	3,024	2,989	8,265
Metropolitan at 40 Park	Morristown, NJ	12.50%	130	124,237	956	2010	99.2%	97.7%	3,282	3,262	704	687	2,070
The Chase at Overlook Ridge	Malden, MA	50.00%	371	337,060	909	2014	97.6%	98.9%	1,891	1,825	1,346	1,152	3,530
Subtotal - Stabilized		**24.16%**	**2,570**	**2,347,871**	**914**		**98.0%**	**98.5%**	**$2,926**	**$2,871**	**$13,770**	**$13,263**	**$39,622**
Residential - Lease-Up													
Portside at Pier One - 7	East Boston, MA	38.25%	176	156,693	890	2015	98.3%	93.9%			440	(24)	114
RiverParc at Port Imperial	Weehawken, NJ	20.00%	280	255,828	914	2015	83.2%	53.9%			529	(439)	90
Subtotal - Lease-Up		**27.04%**	**456**	**412,521**	**905**		**89.0%**	**69.3%**	**N/A**	**N/A**	**$969**	**($463)**	**$204**
Total Operating Communities [2]		**24.59%**	**3,026**	**2,760,392**	**912**	**2012**	**96.7%**	**94.1%**	**$2,926**	**$2,871**	**$14,739**	**$12,800**	**$39,826**
Commercial				Comm SF									
Shops at 40 Park	Morristown, NJ	12.50%		50,973		2010	60.4%	60.4%			194	205	585
Riverwalk at Port Imperial	West New York, NJ	20.00%		30,745		2008	64.0%	64.0%			162	156	475
Total Commercial Communities		**15.32%**		**81,718**		**2009**	**61.8%**	**61.8%**	**NA**	**NA**	**$356**	**$361**	**$1,060**

Notes:
(1) Ownership represents Company participation after satisfaction of Priority Capital. See Capitalization Details schedule herein.
(2) Excludes approximately 34,350 SF of ground floor retail.

ROSELAND
BUILDING VISIONARY LIFESTYLE

3Q 2015 21

Financial Highlights- In-Construction Communities As of September 30, 2015, Roseland had: Wholly owned or joint venture interest in 2,075 in-construction apartments and hotel keys (8 projects), including three communities that commenced construction in 3Q 2015: Port Imperial Hotel: A 364-key dual flag hotel (Renaissance and Residence Inn) will be the cornerstone amenity of Port Imperial and represents Marriott’s sole presence along the NJ Waterfront Chase II at Overlook Ridge: A development located adjacent to the stabilized Chase I. Upon completion, the combined 663 apartment Chase development will be operated as one community Worcester I: The first phase of this combined 365 apartment community represents the residential component of the revitalization plan for downtown Worcester The in-construction portfolio is projected to produce stabilized NOI of $56.7 million; Roseland average ownership/participation will be approximately 80% We envision lease-up commencements from Marbella 2 in 1Q 2016, with commencements of URL® Harborside and Quarry Place at Tuckahoe in 2016 Roseland has a remaining capital commitment to the buildout of this portfolio of approximately $50 million 22 3Q 2015

Financial Highlights-
In-Construction Communities

				Project Capitalization - Total				Capital as of 3Q-15		Development Schedule				
Community	Location	Ownership	Apartment Homes/Keys	Total Costs	Debt	MCRC Capital	Third Party Capital	Total Costs	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized NOI	Projected Stabilized Yield
Consolidated														
Quarry Place at Tuckahoe	Eastchester, NY	76.25%	108	$49,950	$28,750	$20,941	$259	$22,692	$13,500	Q1 2014	Q2 2016	Q1 2017	$3,448	6.90%
Marriott Hotels @ Port Imperial [2]	Weehawken, NJ	90.00%	364	129,600	94,000	32,040	$3,560	30,300	27,270	Q3 2015	Q4 2017	Q2 2018	13,000	10.03%
The Chase II at Overlook Ridge [1]	Malden, MA	100.00%	292	74,360	48,000	26,360	$0	11,234	11,234	Q3 2015	Q1 2017	Q1 2018	4,795	6.45%
Worcester - I [1]	Worcester, MA	100.00%	237	59,290	41,500	17,790	$0	3,707	3,236	Q3 2015	Q2 2017	Q2 2018	3,736	6.30%
Consolidated		**93.80%**	**1,001**	**$313,200**	**$212,250**	**$97,131**	**$3,819**	**$67,933**	**$55,240**				**$24,979**	**7.77%**
Joint Ventures														
Marbella 2	Jersey City, NJ	24.27%	311	$132,100	$77,400	$13,271	$41,429	$115,102	$11,417	Q3 2013	Q1 2016	Q4 2016	$8,470	6.41%
URL® Harborside - I	Jersey City, NJ	85.00%	763	320,305	192,000	109,059	$19,246	174,391	109,059	Q4 2013	Q4 2016	Q3 2018	21,279	6.64%
Joint Ventures		**67.41%**	**1,074**	**$452,405**	**$269,400**	**$122,330**	**$60,675**	**$289,493**	**$120,476**				**$29,749**	**6.58%**
Total Residential Communities		**78.21%**	**2,075**	**$765,605**	**$481,650**	**$219,461**	**$64,494**	**$357,426**	**$175,716**				**$54,728**	**7.15%**
Commercial														
Port Imperial Garage II	Weehawken, NJ	100.00%	-	$25,321	$0	$25,321	$0	$23,170	$20,490	Q3 2014	Q4 2015	NA	$1,618	6.39%
Port Imperial Retail II	Weehawken, NJ	100.00%	-	4,479	0	4,479	0	3,962	3,496	Q3 2014	Q2 2016	NA	318	7.10%
Commercial		**100.00%**		**$29,800**	**$0**	**$29,800**	**$0**	**$27,132**	**$23,986**				**$1,936**	**6.50%**
Total In-Construction Communities		**79.03%**	**2,075**	**$795,405**	**$481,650**	**$249,261**	**$64,494**	**$384,558**	**$199,702**				**$56,664**	**7.12%**

Notes:

(1) The loan commitments for these respective developments are scheduled to close in 4Q 2015.

(2) Mack-Cali capital funding and loan closing occurred subsequent to quarter end.

ROSELAND
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

3Q 2015 23

Financial Highlights- Predevelopment and Future Communities

- As of September 30, 2015 the company had a future development portfolio of approximately 10,900 apartments comprised of:
  - Predevelopment (2,555 apartments): communities with likely starts through year-end 2016, including 595 apartments of repurposed developments
  - Future Developments (5,600 apartments): Roseland owned/controlled future development sites
  - Repurposing Candidates (2,750 apartments): upon formation of RRT, office holding transfers included residential development potential for 2,750 apartments

Predevelopment Communities	Location	Apartments	Current Ownership	Construction Start	Projected Costs
PI South - Building 11	Weehawken, NJ	296	50.00%	Q4 2015	$109,230
250 Johnson Road ***(repurposing)***	Morris Plains, NJ	188	100.00%	Q4 2015	58,862
Freehold [1]	Freehold, NJ	400	100.00%	Q1 2016	95,041
Portside 5/6 [2]	East Boston, MA	296	85.00%	Q1 2016	113,586
Conshohocken	Conshohocken, PA	294	100.00%	Q2 2016	70,314
233 Canoe Brook Road [3] ***(repurposing)***	Short Hills, NJ	200	100.00%	Q2 2016	63,000
Lofts at 40 Park	Morristown, NJ	59	25.00%	Q2 2016	16,845
PI North - Building C	West New York, NJ	363	20.00%	Q3 2016	152,000
Crystal House - III	Arlington, VA	252	50.00%	Q3 2016	79,565
150 Monument Road ***(repurposing)***	Bala Cynwyd, PA	207	100.00%	Q3 2016	48,993
Predevelopment Communities		**2,555**			**$807,436**

Notes:
(1) The Company has a signed agreement to acquire this land, subject to certain conditions.
(2) Prudential has an option to participate in East Boston Parcels 5 and 6, under similar terms as Parcel 7.
(3) Target approvals will likely also include approximately 225 hotel keys.

ROSELAND
BUILDING VISIONARY LIFESTYLE

3Q 2015 24

Financial Highlights-
Predevelopment and Future Communities

- The build-out of Predevelopment Communities is projected to generate approximately $220 million in project value:

Value Creation Summary	
Projected Average Yield	6.37%
Projected NOI	$51,395
Gross Value @ 5.00% Cap	$1,027,900
Less: Projected Costs	(807,436)
Net Value Creation @ 100%	**$220,464**

- At year-end 2016, Roseland will have a remaining land portfolio including sites to be transferred upon formation of RRT of 8,346 apartments:

Future Developments	Location	Apartment	Current Ownership	Projected Const Start	Approved / Entitled
Liberty Landing Phase I	Jersey City, NJ	265	50.00%	2017	partial
Worcester - II	Worcester, MA	128	100.00%	2017	fully
San Remo	Jersey City, NJ	250	33.00%	2017	partial
Portside 1-4	East Boston, MA	160	85.00%	2017	none
Overlook IIIC	Malden, MA	252	100.00%	2017	partial
PI South - Building 8/9	Weehawken, NJ	275	50.00%	2017	partial
URL® Harborside - Future	Jersey City, NJ	1,500	85.00%	2017	partial
Repurposing Pursuits (1-3)	New Jersey	750	100.00%	Future	partial
PI North - Building J	West New York, NJ	141	20.00%	Future	partial
PI North - Building I	West New York, NJ	224	20.00%	Future	partial
PI North - Riverbend 6	West New York, NJ	471	20.00%	Future	partial
PI South - Building 16	Weehawken, NJ	131	50.00%	Future	partial
PI South - Building 2	Weehawken, NJ	200	50.00%	Future	partial
PI South - Park Parcel	Weehawken, NJ	224	50.00%	Future	partial
PI South - Office 1/3	Weehawken, NJ	N/A	50.00%	Future	partial
Overlook IIIA	Malden, MA	445	100.00%	Future	partial
Overlook IV	Malden, MA	45	100.00%	Future	partial
Crystal House - Future	Arlington, VA	300	50.00%	Future	partial
Liberty Landing - Future	Jersey City, NJ	585	50.00%	Future	partial
Office Holding Transfers	Northeast	2,000		Future	
Future Developments		**8,346**			

ROSELAND
BUILDING VISIONARY LIFESTYLE

3Q 2015 25

Capitalization Details
(As of September 30, 2015)

			Project Debt				Capital Balance Overview			
	Apartments	Ownership	Outstanding Balance	Maximum Balance	Maturity Date	Interest Rate	MCRC Capital	Third Party Capital	Return Rate	Notes / Comments
Operating Communities										
Consolidated Communities										
Alterra at Overlook Ridge	722	100.00%	$0	$0			$0	$0		
Park Square	159	100.00%	27,500	27,500	4/10/2019	L + 1.75%	0	0		
Riverwatch	200	100.00%	0	0			0	0		
Andover Place	220	100.00%	0	0			0	0		
Consolidated Communities	**1,301**	**100.00%**	**$27,500**	**$27,500**			**$0**	**$0**		
Joint Ventures										
Crystal House	798	25.00%	$165,000	$165,000	4/1/2020	3.17%	$25,870	$77,611		For IRR calc. purposes (2)
RiverPark at Harrison	141	45.00%	30,000	30,000	8/1/2025	3.70%	1,615	2,093		approximates to JV ownership %
Station House	378	50.00%	94,671	100,700	7/1/2033	4.82%	0	0		NA - heads up 50/50 venture
Joint Ventures	**1,317**	**34.32%**	**$289,671**	**$295,700**			**$27,485**	**$79,704**		
Commercial										
Port Imperial Garage I		43.75%	$32,600	$32,600	12/1/2029	4.78%	$531	$4,563		(3)
Port Imperial Retail I		43.75%	4,000	4,000	12/1/2021	4.41%	0	0		(3)
Commercial		**43.75%**	**$36,600**	**$36,600**			**$531**	**$4,563**		
Total - Operating Communities	**2,618**		**$353,771**	**$359,800**			**$28,016**	**$84,267**		
Subordinate Interests *							Priority Capital and Preferred Balances (1)			
Marbella	412	24.27%	$95,000	$95,000	5/1/2018	4.99%	$125	$7,567	9.50%	(4)
Monaco	523	15.00%	165,000	165,000	2/1/2021	4.19%	0	82,736	9.00%	
RiversEdge at Port Imperial	236	50.00%	57,500	57,500	9/1/2020	4.32%	0	43,153	9.00%	
RiverTrace at Port Imperial	316	25.00%	79,380	80,249	7/15/2021	6.00%	0	45,932	7.75%	
The Estuary	582	7.50%	210,000	210,000	3/1/2030	4.00%	0	19,175	8.50%	
Metropolitan at 40 Park	130	12.50%	38,600	38,600	9/1/2020	3.25%	695	21,050	9.00%	(5)
The Chase at Overlook Ridge	371	50.00%	52,662	55,500	12/26/2015	L + 2.50%	0	26,181	6.50%	(6)
Portside at Pier One - 7	176	38.25%	42,336	42,500	12/4/2015	L + 2.50%	0	29,160	9.00%	
RiverParc at Port Imperial	280	20.00%	69,916	73,350	6/27/2016	L + 2.15%	2,349	53,803	9.00%	(7)
Shops at 40 Park		12.50%	6,489	6,500	8/13/2018	3.63%	0	0		(5)
Riverwalk at Port Imperial	-	20.00%	0	0			0	6,236	9.00%	
Total - Subordinate Interests	**3,026**	**24.59%**	**$816,883**	**$824,199**			**$3,169**	**$334,993**		

ROSELAND
BUILDING VISIONARY LIFESTYLE

3Q 2015 26

Capitalization Details - 2
(As of September 30, 2015

			Project Debt				Capital Balance Overview			
In-Construction Communities	Apartments	Ownership	Outstanding Balance	Maximum Balance	Maturity Date	Interest Rate	MCRC Capital	Third Party Capital	Return Rate	
Consolidated										
Quarry Place at Tuckahoe	108	76.25%	$6,568	$28,750	3/30/2017	L + 2.35%	$15,384	$771	8.00%	
Port Imperial Hotels	364	90.00%	0	94,000	10/5/2018	L + 4.5%	0	0		
The Chase II	292	100.00%	0	0			0	0		
Worcester - I	237	100.00%	0	0			0	0		
Consolidated Communities	**1,001**	**93.80%**	**$6,568**	**$122,750**			**$15,384**	**$771**		
Joint Ventures										
Marbella 2	311	24.27%	$63,627	$77,400	3/30/2017	L + 2.25%	$12,671	$39,802	9.00%	
URL® Harborside - I	763	85.00%	22,916	192,000	8/1/2029	5.20%	0	0		
Joint Ventures	**1,074**	**67.41%**	**$86,543**	**$269,400**			**$12,671**	**$39,802**		
Commercial										
Port Imperial Garage II	-	100.00%	$0	$0			$0	$0		
Port Imperial Retail II	-	100.00%	0	0			0	0		
Commercial		**100.00%**	**$0**	**$0**			**$0**	**$0**		
Total - In-Construction Communities	**2,075**		**$93,111**	**$392,150**			**$28,055**	**$40,573**		
Future Developments										
Lofts at 40 Park	59	25.00%	$1,117	$1,117	9/30/2016	L + 2.50%	$0	$1,105	-	
PI North - Building C	363	20.00%	0	0			456	28,618	10.00%	
Port Imperial North	836	20.00%	0	0			4,985	57,733	-	
Port Imperial South	1,126	50.00%	44,771	45,100	11/18/2015	L + 1.75%	14,582	0	Prime + 8.00%	(8)
Future Development	8,517	76.96%	0	0			0	0		(9)
Total - Future Developments	**10,901**	**67.63%**	**$45,888**	**$46,217**			**$20,023**	**$87,456**		
Total Portfolio	**18,620**		**$1,309,653**	**$1,622,366**			**$79,263**	**$547,289**		

Notes:

* Ownership represents Company participation after satisfaction of Priority Capital.
(1) Includes outstanding preferred returns, where applicable.
(2) Upon a capital event, the Company receives a promoted additional 25 percent interest over a 9.00 percent IRR to heads-up capital accounts.
(3) Excludes non interest bearing land capital accounts to Port Imperial South, L.L.C. in the amount of $6 million. Roseland's participation is approximately $2.7 million.
(4) The MCRC Balance represents capital account held by Marbella Rosegarden, L.L.C., of which the Company owns a 48.53 percent interest.
(5) Equity Capital balances apply to Metropolitan at 40 Park and Shops at 40 Park. The MCRC balance represents capital account held by Rosewood Epsteins, L.L.C., of which the Company owns a 50 percent interest.
(6) Overlook Apartments Investors entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.0875 percent per annum thru November 2, 2015.
(7) PruRose 13 entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 2.79 percent per annum for the period thru January 1, 2016.
(8) Represents Member Loan Balance and accrued unpaid interest. Subsequent to quarter-end, upon the closing of the Hotel Loan, the loan balance was amortized to approximately $3.8 million.
(9) Represents average ownership in Future Development land holdings.

ROSELAND
BUILDING VISIONARY LIFESTYLE

3Q 2015 27

2016 Highlights 28 3Q 2015 Portfolio: Construction start activities in Q4 2015 and 2016 of approximately 2,600 apartments will produce a target operating and in-construction portfolio at year-end 2016 of 10,274 apartments: Capital: The company projects total capital requirements for this 2,600 apartment portfolio growth will be approximately $807 million. Roseland’s share of capital, after accounting for construction financing and committed joint venture equity, will be approximately $151 million* with projected average ownership of approximately 62.5%. As such, the Company’s total 2016 capital commitments are: Category In Construction Portfolio – Remaining Commitment 4Q 2015 and 2016 Starts* Less: Land / Other Receivables Total Amount ($M) $49 151 (25) $175 * Approximately $30 million to be spent in 2017.

Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended June 30, 2015, divided by the average percent occupied for the quarter ended June 30, 2015, divided by the number of units and divided by 3

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Future Development: Represents land inventory currently owned or controlled by the Company.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

Joint Ventures: Joint ventures in which the Company invests capital alongside Joint Venture partners with contributions made in proportion to each member's ownership percentage.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): We consider NAV to be a useful metric for investors to estimate the fair value of the Roseland platform. The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses.

Operating Communities: Communities that have achieved Project Stabilization.

Percentage Leased: The percentage of units that are either currently occupied or vacant units leased for future occupancy.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 Percent Leased for six consecutive weeks.

Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization.

Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns

Third Party Capital: Capital invested other than MCRC Capital.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

ROSELAND
BUILDING VISIONARY LIFESTYLE

3Q 2015 29

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS We consider portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which we have made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of our business and the financial condition of our tenants and residents; -the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -our ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for our properties; -changes in interest rate levels and volatility in the securities markets; -our ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income; -changes in operating costs; -our ability to obtain adequate insurance, including coverage for terrorist acts; -our credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and our future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the year ended December 31, 2014. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 30 3Q 2015

3Q 2015